UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                  CURRENT REPORT

                        Pursuant to Section 13 OR 15(d) of
                        The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 3, 2005

                            SHEFFIELD PHARMACEUTICALS, INC..
        (Exact name of small business issuer as specified in its charter)

           Delaware                001-12584                13-3808303
         -----------              -----------              ------------
(State or other jurisdiction   (Commission File No.)  (IRS Employer ID No.)
 of incorporation )

                   1220 Glenmore Drive Apopka, Florida, 32712
                    (Address of principal executive offices)

                                 (407)880-2213
                          (Issuer's telephone number)


          (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01.   Other Events.

On October 3, 2005, the Registrant executed a Letter of Intent to acquire PremierBPO, Inc. ("Premier"). Terms of the Letter of Intent call for Registrant to issue 11,588,891 post-reverse split shares of its common stock in exchange for all of the issued and outstanding common stock and preferred stock of Premier.

     Premier Group, Inc. is a company which was established in September 2003 for the sole purpose of enabling businesses to outsource services in a more cost-effective and efficient manner.

     Closing of the transaction is subject to certain requirements including completion of final documentation, due diligence and other customary pre-closing conditions. There is no assurance this transaction will be completed.


Item 9.01.   Financial Statements and Exhibits.

       (c)        Exhibits.

10.1   Letter of Intent by Registrant and PremierBPO, Inc.



SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 7, 2005

SHEFFIELD PHARMACEUTICALS, INC.


                                  By:   /s/ Michael Manion
                                       -------------------
                                        Michael Manion
                                        President